Exhibit 99.2

Pricing Agreement

Morgan Stanley & Co. Incorporated

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Wachovia Capital Markets, LLC

   As Representative of the several

   Underwriters named in Schedule I hereto

c/o          Morgan Stanley & Co. Incorporated

                29th Floor

                1585 Broadway

                New York, NY  10036

November 6, 2007

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated November  6, 2007 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the 5.150% Notes due November 30, 2012 (the “Notes due 2012”) specified in Schedule II-A hereto, the 5.600% Notes due November 30, 2017 (the “Notes due 2017”) specified in Schedule II-B hereto and the 6.150% Notes due November 30, 2037 (the “Notes due 2037”) specified in Schedule II-C hereto (collectively, the “Designated Securities”).  Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement.  Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.  The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II-A, Schedule II-B and Schedule II-C hereto.  The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III-A, Schedule III-B and Schedule III-C.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A, Schedule II-B and Schedule II-C hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

2

Very truly yours,

Abbott Laboratories

	By:	/s/ Robert E. Funck
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

Accepted as of the date hereof:

Morgan Stanley & Co. Incorporated

By:	/s/ Yurij Slyz
Name:	Yurij Slyz
Title:	Vice President

On behalf of each of the Underwriters

3

SCHEDULE I

Underwriters:	Principal Amount of Notes due 2012 to be Purchased	Principal Amount of Notes due 2017 to be Purchased	Principal Amount of Notes due 2037 to be Purchased

Morgan Stanley & Co. Incorporated	$260,000,000	$390,000,000	$260,000,000
BNP Paribas Securities Corp.	$180,000,000	$270,000,000	$180,000,000
Citigroup Global Markets Inc.	$180,000,000	$270,000,000	$180,000,000
Wachovia Capital Markets, LLC	$180,000,000	$270,000,000	$180,000,000
Banc of America Securities LLC	$35,359,100	$53,038,650	$35,359,100
J.P. Morgan Securities Inc.	$27,071,800	$40,607,700	$27,071,800
ABN AMRO Incorporated	$27,071,800	$40,607,700	$27,071,800
Mitsubishi UFJ Securities International plc	$22,099,400	$33,149,100	$22,099,400
Deutsche Bank Securities Inc.	$12,759,700	$19,139,550	$12,759,700
Goldman, Sachs & Co.	$12,759,700	$19,139,550	$12,759,700
SG Americas Securities, LLC	$22,099,400	$33,149,100	$22,099,400
Banca IMI S.p.A.	$12,759,700	$19,139,550	$12,759,700
THE WILLIAMS CAPITAL GROUP, L.P.	$15,259,700	$22,889,550	$15,259,700
BMO Capital Markets Corp.	$12,759,700	$19,139,550	$12,759,700
Total	$1,000,000,000	$1,500,000,000	$1,000,000,000

SCHEDULE II-A

Title of Notes due 2012:

5.150% Notes due 2012

Aggregate principal amount:

$1,000,000,000

Pricing Effective Time:

4:55 p.m., New York City time, November 6, 2007

Price to Public:

99.961% of the principal amount of the Notes due 2012, plus accrued interest, if any, from November 9, 2007

Purchase Price by Underwriters:

99.611% of the principal amount of the Notes due 2012, plus accrued interest, if any, from November 9, 2007

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and The Bank of New York Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as Trustee

Maturity:

November 30, 2012

Interest Rate:

5.150%

Interest Payment Dates:

Semiannually on May 30 and November 30, commencing May 30, 2008

Redemption Provisions:

II-A-1

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2012

Time of Delivery:

November 9, 2007

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Morgan Stanley & Co. Incorporated

Address for Notices, etc.:

Morgan Stanley & Co. Incorporated

29th Floor

1585 Broadway

New York, NY  10036

II-A-2

SCHEDULE II-B

Title of Notes due 2017:

5.600% Notes due 2017

Aggregate principal amount:

$1,500,000,000

Pricing Effective Time:

4:55 p.m., New York City time, November 6, 2007

Price to Public:

99.699% of the principal amount of the Notes due 2017, plus accrued interest, if any, from November 9, 2007

Purchase Price by Underwriters:

99.249% of the principal amount of the Notes due 2017, plus accrued interest, if any, from November 9, 2007

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and The Bank of New York Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as Trustee

Maturity:

November 30, 2017

Interest Rate:

5.600%

Interest Payment Dates:

Semiannually on May 30 and November 30, commencing May 30, 2008

Redemption Provisions:

II-B-1

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2017

Time of Delivery:

November 9, 2007

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Morgan Stanley & Co. Incorporated

Address for Notices, etc.:

Morgan Stanley & Co. Incorporated

29th Floor

1585 Broadway

New York, NY  10036

II-B-2

SCHEDULE II-C

Title of Notes due 2037:

6.150% Notes due 2037

Aggregate principal amount:

$1,000,000,000

Pricing Effective Time:

4:55 p.m., New York City time, November 6, 2007

Price to Public:

99.600% of the principal amount of the Notes due 2037, plus accrued interest, if any, from November 9, 2007

Purchase Price by Underwriters:

98.725% of the principal amount of the Notes due 2037, plus accrued interest, if any, from November 9, 2007

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and The Bank of New York Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as Trustee

Maturity:

November 30, 2037

Interest Rate:

6.150%

Interest Payment Dates:

Semiannually on May 30 and November 30, commencing May 30, 2008

Redemption Provisions:

II-C-1

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2037

Time of Delivery:

November 9, 2007

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Morgan Stanley & Co. Incorporated

Address for Notices, etc.:

Morgan Stanley & Co. Incorporated

29th Floor

1585 Broadway

New York, NY  10036

II-C-2

SCHEDULE III-A

FINAL TERM SHEET

5.150% NOTES DUE 2012

Issuer:	Abbott Laboratories

Size:	$1,000,000,000

Security Type:	5.150% Notes due 2012

Coupon:	5.150%

Maturity:	November 30, 2012

Price:	99.961%

Yield:	5.158%

Spread:	Plus 1.17%

Benchmark Treasury:	3.875% due October 31, 2012

Treasury Spot:	3.988%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2008

Settlement:	November 9, 2007

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002819 AA8

Joint Book-Running Managers:	Morgan Stanley & Co. Incorporated BNP Paribas Securities Corp.

III-A-1

Citigroup Global Markets Inc. Wachovia Capital Markets, LLC

Senior Co-Managers:	ABN AMRO Incorporated Banc of America Securities LLC J.P. Morgan Securities Inc.

Co-Managers:	Banca IMI S.p.A. BMO Capital Markets Corp. Deutsche Bank Securities Inc. Goldman, Sachs & Co. Mitsubishi UFJ Securities International plc SG Americas Securities, LLC THE WILLIAMS CAPITAL GROUP, L.P.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Book-Running Managers toll-free at 1-866-718-1649 (Morgan Stanley), 1-800-854-5674 (BNP Paribas); 1-877-858-5407 (Citi) or 1-866-289-1262 (Wachovia Securities).

III-A-2

SCHEDULE III-B

FINAL TERM SHEET

5.600% NOTES DUE 2017

Issuer:	Abbott Laboratories

Size:	$1,500,000,000

Security Type:	5.600% Notes due 2017

Coupon:	5.600%

Maturity:	November 30, 2017

Price:	99.699%

Yield:	5.639%

Spread:	Plus 1.27%

Benchmark Treasury:	4.750% due August 15, 2017

Treasury Spot:	4.369%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2008

Settlement:	November 9, 2007

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 25 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002819 AB6

Joint Book-Running Managers:	Morgan Stanley & Co. Incorporated BNP Paribas Securities Corp.

III-B-1

Citigroup Global Markets Inc. Wachovia Capital Markets, LLC

Senior Co-Managers:	ABN AMRO Incorporated Banc of America Securities LLC J.P. Morgan Securities Inc.

Co-Managers:	Banca IMI S.p.A. BMO Capital Markets Corp. Deutsche Bank Securities Inc. Goldman, Sachs & Co. Mitsubishi UFJ Securities International plc SG Americas Securities, LLC THE WILLIAMS CAPITAL GROUP, L.P.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Book-Running Managers toll-free at 1-866-718-1649 (Morgan Stanley), 1-800-854-5674 (BNP Paribas); 1-877-858-5407 (Citi) or 1-866-289-1262 (Wachovia Securities).

III-B-2

SCHEDULE III-C

FINAL TERM SHEET

6.150% NOTES DUE 2037

Issuer:	Abbott Laboratories

Size:	$1,000,000,000

Security Type:	6.150% Notes due 2037

Coupon:	6.150%

Maturity:	November 30, 2037

Price:	99.600%

Yield:	6.179%

Spread:	Plus 1.50%

Benchmark Treasury:	4.750% due February 15, 2037

Treasury Spot:	4.679%

Coupon Dates:	Semiannually on May 30 and November 30

First Coupon:	May 30, 2008

Settlement:	November 9, 2007

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 30 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002819 AC4

Joint Book-Running Managers:	Morgan Stanley & Co. Incorporated BNP Paribas Securities Corp.

III-C-1

Citigroup Global Markets Inc. Wachovia Capital Markets, LLC

Senior Co-Managers:	ABN AMRO Incorporated Banc of America Securities LLC J.P. Morgan Securities Inc.

Co-Managers:	Banca IMI S.p.A. BMO Capital Markets Corp. Deutsche Bank Securities Inc. Goldman, Sachs & Co. Mitsubishi UFJ Securities International plc SG Americas Securities, LLC THE WILLIAMS CAPITAL GROUP, L.P.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Book-Running Managers toll-free at 1-866-718-1649 (Morgan Stanley), 1-800-854-5674 (BNP Paribas); 1-877-858-5407 (Citi) or 1-866-289-1262 (Wachovia Securities).

III-C-2